UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2017

Angie’s List, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35339	27-2440197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 E. Washington Street Indianapolis, IN 46202
(Address of principal executive offices, including zip code)

(888) 888-5478
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On September 29, 2017, Angie’s List, Inc., a Delaware corporation (“Angie’s List”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Angie’s List stockholders voted to adopt the Agreement and Plan of Merger, dated as of May 1, 2017, as amended as of August 26, 2017 (the “Merger Agreement”), by and among Angie’s List, IAC/InterActiveCorp, a Delaware corporation (“IAC”), ANGI Homeservices Inc. (f/k/a Halo TopCo, Inc.), a Delaware corporation and direct wholly owned subsidiary of IAC (“ANGI Homeservices”), and Casa Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of ANGI Homeservices (“Merger Sub”), and approve the transactions contemplated by the Merger Agreement, including the acquisition of Angie’s List by ANGI Homeservices by way of the merger of Merger Sub with and into Angie’s List (the “Merger”). In addition, the stockholders approved, on a non-binding advisory basis, the compensation that may be paid or become payable to certain executive officers of Angie’s List in connection with the Merger.

The following tables reflect the results of the Special Meeting:

1.	Proposal to adopt the Merger Agreement:

Shares Voted	For	Against	Abstain	Broker Non-Votes
48,750,034	48,638,726	10,748	100,560	0

2.	Proposal to approve on an advisory (non-binding) basis the compensation payable to certain executive officers of Angie’s List in connection with the Merger:

Shares Voted	For	Against	Abstain	Broker Non-Votes
48,750,034	48,412,797	227,159	110,078	0

Stockholder action on the third proposal to approve the adjournment or postponement of the Special Meeting if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there were not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, was not required, and no vote was taken on such proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2017

ANGIE’S LIST, INC.
/s/ SHANNON M. SHAW
By: Shannon M. Shaw
Its: Chief Legal Officer & Corporate Secretary